Subsequent Events	12 Months Ended
Dec. 31, 2020
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Subsequent Events
19.	SUBSEQUENT EVENTS

On January 13, 2021, the Company completed the sale of the Organoclay property, plant and equipment for gross proceeds of $4,250.

On January 22, 2021, Lithium Americas closed an underwritten public offering of 18,182 Common Shares, including 2,273 Common Shares following the exercise in full by the underwriters of their over-allotment option. The shares were issued at a price of $22.00 per Common Share for gross proceeds to the Company of approximately $400,000 (approximately $377,000 net proceeds).

In January 2021, the Company received a $4,550 drawdown from its Credit Facility to fund development expenditures on the Cauchari-Olaroz project. In February 2021 the Company paid $3,866 in interest under the Credit Facility.

Subsequent to year end, the Company issued 140 shares as a result of the conversion of 122 stock options into 101 common shares and the conversion of 39 RSUs into 39 common shares. Also, the Company granted 7 DSUs, 162 PSUs and 240 RSUs under its Equity Compensation Plan. PSUs have a three-year vesting period and vest on January 4, 2024. The vesting periods of RSUs vary from immediate vesting to vesting periods of up to 4 years.